THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 31, 2017, is by and among DENNY’S, INC., a Florida corporation (“Denny’s” or the “Borrower”), DENNY’S CORPORATION, a Delaware corporation (“Parent”), each of those Subsidiaries of Parent party hereto (Parent and such Subsidiaries, each a “Guarantor” and collectively, the “Guarantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 30, 2015 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 30, 2015, as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of April 8, 2016 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Required Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to “Consolidated EBITDA”. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of Parent and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense, (ii) the provision for Federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) other non‑cash charges (including, without limitation, stock compensation expenses, deferred compensation adjustments, impairment charges, restructuring and exit costs, losses resulting from the Advantica Pension Plan Termination and other non‑operating expenses (income)), (v) the cumulative effect of any change in accounting principles, (vi) any net loss attributable to an Asset Sale, (vii) any non‑recurring expenses related to, arising out of or incurred in connection with the Transactions (in each case of or by Parent and its Subsidiaries for such Measurement Period), (viii) lease buy‑out payments in an amount not to exceed $1,000,000 in any Measurement Period, (ix) cash payments in connection with the Advantica Pension Plan Termination in an aggregate amount not to exceed $15,000,000 for all Measurement Periods and (x) for the fiscal year ending December 27, 2017 only, the one-time non-recurring expenses incurred in connection with the Borrower’s human capital management system and the one-time non-recurring expenses related to the implementation of the Borrower’s cloud-based ERP system in an aggregate amount for both such matters not to exceed $6,000,000 and minus, (b) the following to the extent included in calculating such Consolidated Net Income: (i) the amount of cash expended in such Measurement Period in respect of any amount that, under clause (a)(iv) above, was taken into account in determining Consolidated EBITDA for such or any prior Measurement Period, (ii) any net gain attributable to an Asset Sale, (iii) Federal, state, local and foreign income tax credits and (iv) other non‑cash items (including, without limitation, stock compensation benefits, deferred compensation adjustments, restructuring and exit cost reversals, gains resulting from the Advantica Pension Plan Termination and other non‑operating income) increasing Consolidated Net Income (in each case of or by Parent and its Subsidiaries for such Measurement Period); provided, however, that after the occurrence of any acquisition of any Person by Parent or any Subsidiary of Parent, Consolidated EBITDA for each Measurement Period that includes the date of occurrence of such acquisition will, solely for purposes of determining compliance with Section 7.10(a), be determined on a pro forma basis, based on the actual historical results of operations of such Person, as if such acquisition had occurred on the first day of such Measurement Period.

1.2    Amendment to Exhibit C [Form of Compliance Certificate]. Schedule 2 to Exhibit C [Form of Compliance Certificate] to the Credit Agreement is hereby amended by inserting the following as a new Item A(a)(11) immediately after Item A(a)(10) therein:

11.    for the fiscal year ending December 27, 2017
only, the one-time non-recurring expenses
incurred in connection with the Borrower’s human
capital management system and the one-time
non-recurring expenses related to the
implementation of the Borrower’s cloud-based ERP
system in an aggregate amount for both such
matters not to exceed $6,000,000:         $_________

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall be deemed effective as of the date set forth above upon receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)    This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required for the execution, delivery, performance, validity or enforceability of this Amendment.

(d)    The representations and warranties set forth in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date, which shall be true and correct in all material respects as of such earlier date, (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects and (iii) those contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement).

(e)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)    Each Guarantor affirms all of its obligations under the Loan Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(h)    The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be as delivery of a manually executed counterpart of this Amendment.

3.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:    DENNY’S, INC.,
a Florida corporation
By: /s/ F. Mark Wolfinger
Name: F. Mark Wolfinger
Title: Executive Vice President, Chief
Administrative Officer and Chief Financial
Officer

GUARANTORS:                    DENNY’S CORPORATION,
a Delaware corporation
By: /s/ F. Mark Wolfinger
Name: F. Mark Wolfinger
Title: Executive Vice President, Chief
Administrative Officer and Chief Financial
Officer

DENNY’S REALTY, LLC,
a Delaware limited liability company

By:    DFO, LLC, its Sole Member
By: Denny’s Inc., its Sole Member

By: /s/ F. Mark Wolfinger
Name: F. Mark Wolfinger
Title: Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer

DFO, LLC,
a Delaware limited liability company
By:    Denny’s Inc., its Sole Member

By: /s/ F. Mark Wolfinger
Name: F. Mark Wolfinger
Title: Executive Vice President, Chief
Administrative Officer and Chief Financial
Officer

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:            WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
Issuing Lender and Lender

By:     /s/ Maureen S. Malphus
Name:     Maureen S. Malphus
Title:     Vice President

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK
By: /s/ Kelly Nyquist
Name: Kelly Nyquist
Title: Director

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.

By: /s/ Annie M. Spagnolo
Name: Annie M. Spagnolo
Title: Assistant Vice President

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.
By: /s/ Allan R. Watson, Jr.
Name: Allan R. Watson, Jr.
Title: Vice President

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING & TRUST COMPANY
By:     /s/ Kelly Attayek
Name: Kelly Attayek
Title: Assistant Vice President

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SYNOVUS BANK
By: /s/ Michael Sawicki
Name: Michael Sawicki
Title: Director, Corporate Banking

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK
By: /s/ Christopher Capecci
Name: Christopher Capecci
Title: Director

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST
By: /s/ Mary King
Name: Mary King
Title: Vice President

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CADENCE BANK, N.A.
By: /s/ John M. Huss
Name: John M. Huss
Title: Managing Director

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A.
By: /s/ Charles W. Shaw
Name: Charles W. Shaw
Title: Authorized Signatory

DENNY’S, INC.
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT